FIDELITY
MAGELLAN(REGISTERED TRADEMARK)
FUND

ANNUAL REPORT
MARCH 31, 1999

(2_FIDELITY_LOGOS)(REGISTERED TRADEMARK)

CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              6   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     10  A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            11  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   26  Statements of assets and
                           liabilities, operations, and
                           changes in net assets, as
                           well as financial highlights.

NOTES                  30  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  35  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS          36

OF SPECIAL NOTE        37

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNTS
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:

Breaking through 10,000 by the Dow Jones Industrial Average was the big news in equity markets during March, as that milestone was the last of six new highs the Dow recorded during the month. Renewed strength in the energy and cyclical sectors contributed to the rally. In fixed-income, Treasuries continued to struggle based on the persistent strength of the economy, as yields on the 30-year benchmark rose to their highest levels since August of 1998.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-8888, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED MARCH 31, 1999      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY MAGELLAN                 25.63%       177.00%       501.76%

FIDELITY MAGELLAN (INCL.          21.87%       168.69%       483.71%
3.00% SALES CHARGE)

S&P 500 (registered trademark)    18.46%       220.69%       468.34%

Growth Funds Average              13.56%       158.00%       372.71%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,022 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED MARCH 31, 1999  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY MAGELLAN             25.63%       22.60%        19.66%

FIDELITY MAGELLAN (INCL.      21.87%       21.86%        19.29%
3.00% SALES CHARGE)

S&P 500                       18.46%       26.25%        18.98%

Growth Funds Average          13.56%       20.36%        16.32%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS
             Magellan                    S&P 500
             00021                       SP001
  1989/03/31       9700.00                    10000.00
  1989/04/30      10187.57                    10519.00
  1989/05/31      10725.44                    10945.02
  1989/06/30      10632.38                    10882.63
  1989/07/31      11525.70                    11865.33
  1989/08/31      11827.20                    12097.90
  1989/09/30      12031.92                    12048.29
  1989/10/31      11654.12                    11768.77
  1989/11/30      11845.81                    12008.86
  1989/12/31      11919.93                    12297.07
  1990/01/31      11151.16                    11471.94
  1990/02/28      11380.19                    11619.92
  1990/03/31      11670.97                    11927.85
  1990/04/30      11376.21                    11629.66
  1990/05/31      12388.04                    12763.55
  1990/06/30      12441.89                    12676.75
  1990/07/31      12301.07                    12636.19
  1990/08/31      11095.81                    11493.88
  1990/09/30      10391.71                    10934.13
  1990/10/31      10263.31                    10887.11
  1990/11/30      11039.90                    11590.42
  1990/12/31      11382.50                    11913.79
  1991/01/31      12178.20                    12433.23
  1991/02/28      13235.61                    13322.21
  1991/03/31      13685.17                    13644.60
  1991/04/30      13735.83                    13677.35
  1991/05/31      14519.03                    14268.21
  1991/06/30      13665.87                    13614.73
  1991/07/31      14514.68                    14249.17
  1991/08/31      14960.85                    14586.88
  1991/09/30      14904.26                    14343.28
  1991/10/31      15104.50                    14535.48
  1991/11/30      14357.98                    13949.70
  1991/12/31      16052.56                    15545.54
  1992/01/31      16059.58                    15256.40
  1992/02/29      16384.79                    15454.73
  1992/03/31      15940.25                    15153.36
  1992/04/30      16176.56                    15598.87
  1992/05/31      16331.55                    15675.31
  1992/06/30      16043.89                    15441.74
  1992/07/31      16494.14                    16073.31
  1992/08/31      16136.44                    15743.81
  1992/09/30      16321.54                    15929.59
  1992/10/31      16436.61                    15985.34
  1992/11/30      16851.84                    16530.44
  1992/12/31      17178.58                    16733.76
  1993/01/31      17631.14                    16874.33
  1993/02/28      17999.20                    17103.82
  1993/03/31      18658.97                    17464.71
  1993/04/30      18841.63                    17042.06
  1993/05/31      19584.27                    17498.79
  1993/06/30      19857.38                    17549.54
  1993/07/31      20076.43                    17479.34
  1993/08/31      21257.07                    18141.81
  1993/09/30      21487.50                    18002.11
  1993/10/31      21501.73                    18374.76
  1993/11/30      20793.35                    18200.20
  1993/12/31      21414.39                    18420.42
  1994/01/31      22260.69                    19046.71
  1994/02/28      22097.48                    18530.55
  1994/03/31      21072.85                    17722.62
  1994/04/30      21284.43                    17949.47
  1994/05/31      21039.23                    18243.84
  1994/06/30      20126.40                    17796.86
  1994/07/31      20800.00                    18380.60
  1994/08/31      21785.23                    19134.20
  1994/09/30      21218.65                    18665.42
  1994/10/31      21936.32                    19085.39
  1994/11/30      20733.90                    18390.30
  1994/12/31      21026.64                    18663.03
  1995/01/31      20812.59                    19146.96
  1995/02/28      21980.39                    19893.12
  1995/03/31      22801.94                    20480.16
  1995/04/30      23862.72                    21083.30
  1995/05/31      24529.81                    21926.00
  1995/06/30      26398.24                    22435.34
  1995/07/31      28424.74                    23179.30
  1995/08/31      28671.33                    23237.48
  1995/09/30      29196.14                    24218.10
  1995/10/31      28450.03                    24131.64
  1995/11/30      29082.32                    25191.02
  1995/12/31      28769.36                    25676.20
  1996/01/31      29184.27                    26550.22
  1996/02/29      28993.54                    26796.34
  1996/03/31      29284.65                    27054.39
  1996/04/30      29472.03                    27453.17
  1996/05/31      29605.23                    28161.19
  1996/06/30      29577.55                    28268.48
  1996/07/31      28201.49                    27019.58
  1996/08/31      28913.24                    27589.42
  1996/09/30      30071.83                    29142.15
  1996/10/31      30783.59                    29945.89
  1996/11/30      32776.52                    32209.51
  1996/12/31      32131.55                    31571.43
  1997/01/31      33541.91                    33544.02
  1997/02/28      33091.71                    33807.00
  1997/03/31      31952.26                    32417.87
  1997/04/30      33378.56                    34353.22
  1997/05/31      35759.78                    36444.64
  1997/06/30      37240.39                    38077.36
  1997/07/31      40365.23                    41107.18
  1997/08/31      38569.68                    38804.36
  1997/09/30      40839.68                    40929.67
  1997/10/31      39449.05                    39562.62
  1997/11/30      40217.99                    41393.97
  1997/12/31      40675.82                    42104.71
  1998/01/31      41115.59                    42570.39
  1998/02/28      44232.34                    45640.56
  1998/03/31      46461.04                    47977.82
  1998/04/30      46994.73                    48460.47
  1998/05/31      46066.14                    47627.44
  1998/06/30      48028.82                    49562.06
  1998/07/31      47669.58                    49034.23
  1998/08/31      40287.61                    41944.86
  1998/09/30      42723.44                    44631.85
  1998/10/31      46013.57                    48262.20
  1998/11/30      49584.08                    51187.37
  1998/12/31      54353.53                    54136.79
  1999/01/31      57205.71                    56400.79
  1999/02/28      55379.23                    54647.85
  1999/03/31      58370.88                    56834.31
IMATRL PRASUN   SHR__CHT 19990331 19990409 101758 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Magellan Fund on March 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by March 31, 1999, the value of the investment would have grown to $58,371 - a 483.71% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $56,834 - a 468.34% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

The 12-month period that ended
March 31,1999, made history not
only for its milestones, but also for
the volatility throughout the
marketplace. The Dow Jones
Industrial Average passed the 10,000
mark, returning 13.09% for the
period, while the Standard & Poor's
500 Index returned 18.46%. The
technology-laden NASDAQ fought
through turbulence on its way toward
an impressive 34.62% return. The
period began amidst a stable
economic environment in the U.S., one
with an apparent resistance to the
instability that was beginning to shake
up world markets. The positive
sentiment quickly turned to fear in
late August, however, as the disarray
in Asian, Latin American and Russian
markets led investors to seek safe
harbor in U.S. Treasuries, driving their yields to a 30-year low. Concurrently, stocks suffered heavy losses, with the Dow itself shedding over 1000 points in the span of a week. The volatility in the equity markets influenced the
Federal Reserve Board to intervene
with three 0.25% cuts to the fed funds
target rate in early-mid fall. These cuts were the impetus the market needed, as stocks rallied in response. The first three months of 1999 saw continued market advances, although marked by periods of significant volatility and the continued leadership of a narrow band of mega-cap stocks.

(photograph of Robert Stansky)

An interview with Robert Stansky, Portfolio Manager of Fidelity
Magellan Fund

Q. BOB, HOW HAS THE FUND PERFORMED?

A. Over the past 12 months, we certainly experienced our share of peaks and valleys as the market dropped quite dramatically late last summer then rebounded strongly in the fall and winter months. For the fund's fiscal year, returns were relatively strong. During the 12 months that ended March 31, 1999, the fund had a total return of 25.63%. That topped the total return of the fund's benchmark index, the Standard & Poor's 500 Index, which was 18.46% during the same period. The fund also beat the growth funds average, which was up 13.56% during the period, according to Lipper Inc.

Q. HOW DID THE FUND BEAT ITS BENCHMARK AND THE MAJORITY OF ITS PEERS IN LIGHT OF THIS VOLATILE ENVIRONMENT?

A. Embedded in the volatility were opportunities. For example, when stock prices fell so sharply last July and August, I saw an opening to buy shares of companies whose prospects I believed remained attractive over the long term. Due to the falling market, these stocks were suddenly selling at much more attractive valuations, or stock prices relative to earnings. Many of the positions I added to were large technology names. Technology, as a percentage of the fund's assets, grew from 17.6% on July 31, 1998, to 22.0% on October 31, 1998. Thus, when the market - and technology stocks in particular - rallied in the fourth quarter of 1998, the fund was well positioned and benefited accordingly.

Q. WERE SOME OF THE STRONG-PERFORMING INTERNET NAMES AMONG THOSE
TECHNOLOGY STOCKS YOU PURCHASED?

A. They were. However, I've taken a measured approach to this sector. Although I believe the Internet currently is the most exciting segment of U.S. business, many Internet companies aren't yet making a profit and their stocks are very volatile. Therefore, stocks directly tied to the Internet thus far have made up a relatively small portion of the fund. That said, the single largest positive contributor to the fund's performance over the past year was America Online. AOL has experienced tremendous growth in subscribers as a result of lower-priced personal computers and the growing popularity of the Internet. In addition, the company has substantially grown advertising revenue.

Q. HOW DO YOU ANALYZE INTERNET COMPANIES IF MANY DON'T YET HAVE ANY
EARNINGS?

A. It's not easy. I simply can't analyze the Internet sector the same way I analyze other sectors. I do use some traditional, fundamental analysis to evaluate a company's growth prospects. But that only goes so far when many companies are young with new business models and no earnings. Essentially, I'm trying to find companies that have a real chance to be around in three years and dominate their niches. At the same time, I evaluate investor psychology when it comes to Internet stocks. The fact that I increased investments in Internet companies - and held onto many of them as their prices rose quickly in the fourth quarter - was due at least as much to my feel for the psychology surrounding these stocks as it was to any numbers-related analysis.

Q. HOW ABOUT OTHER TECHNOLOGY COMPANIES THAT HELPED THE FUND?

A. Many were names that shareholders have been accustomed to seeing in these reports over the past few years. Larger technology companies such as Microsoft, Cisco Systems, EMC Corp. and Intel all continued to dominate their respective markets and continued to show excellent business prospects. However, due to the rapid rise in the prices of many technology stocks, I recently became concerned that the valuations of some companies were reflecting a future earnings scenario that was a bit too idyllic. Therefore, I recently took some profits and pared back the fund's holdings in certain tech stocks. The fund held 20.8% of investments in the sector at the end of the period. It remained the largest sector representation in the fund, but was down somewhat from recent levels.

Q. INDEED, LARGE CAPITALIZATION STOCKS DOMINATED THE STOCK MARKET'S PERFORMANCE OVER THE PAST YEAR IN MANY INDUSTRIES . . .

A. That's true. Money flowing into the stock market has gravitated toward larger, more successful brand-name companies. But not all large stocks did well. You had to be in the right sectors and, more importantly, the right names. For example, the fund benefited from overweighting retail stocks relative to the broad market during the period. Wal-Mart, Home Depot and the Gap benefited from a strong economy, but, perhaps more importantly, all have recently out-executed their smaller competitors. In health care, large U.S. pharmaceutical companies were the best performers. However, in some industries, bigger was not necessarily better. The fund's performance was helped by its underweighting in global consumer products companies and certain cyclical stocks. Many of these companies underperformed during the period due mainly to concerns over economic slowdowns in certain economies around the world.

Q. THOSE GLOBAL ECONOMIC WORRIES CONTRIBUTED TO SLUMPING PERFORMANCE BY FINANCIAL STOCKS LATE LAST SUMMER. WHAT'S THE LATEST ON THAT
SECTOR?

A. Some financial sector stocks rebounded nicely over the past six months due to a combination of factors. Concerns about the health of overseas economies eased somewhat. In addition, companies that do a significant amount of business related to the U.S. capital markets - mainly the markets for stocks and bonds - benefited as the stock market rebounded through the fall and winter months. Thus, the fund's performance benefited from holdings in companies such as Citigroup and Chase Manhattan. The fund's investments in banks that are more regional in nature and don't have as much exposure to capital markets
- such as Wells Fargo - didn't fare nearly as well.

Q. BOB, DO YOU HAVE ANY REGRETS ABOUT THE FUND'S PERFORMANCE DURING
THE PERIOD?

A. Sure I do. As I look back, I could have been more aggressive in adding to positions in certain technology and other stocks during the market downturn of last year. And, certainly, there are stocks that I wish I had owned but didn't. However, hindsight is always 20/20. I am pleased that there were few stocks in the fund that negatively impacted performance to a significant degree.

Q. WHAT'S YOUR OUTLOOK FOR THE REST OF 1999?

A. I'm generally optimistic, but it's important to keep in mind we've already experienced strong gains thus far in 1999. And we've experienced four straight calendar years with greater than 20% gains in the broad market. I believe stock performance of that magnitude will be difficult to sustain in the near term. Valuations remain at historically high levels, and I'm concerned about earnings and interest rates. Corporate earnings may not be strong enough to sustain these valuation levels indefinitely. And if inflation returns in a meaningful way we could see a compression in valuations and lower stock prices. I'll continue to focus on getting the earnings forecasts right and paring back where I believe valuations are too high. At the same time, I want to be ready should a market drop present buying opportunities in stocks where I believe prospects remain strong.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: to increase the value
of the fund's shares over the
long term by investing mainly
in equity securities with
growth potential

FUND NUMBER: 021

TRADING SYMBOL: FMAGX

START DATE: May 2, 1963

SIZE: as of March 31, 1999,
more than $90.7 billion

MANAGER: Robert Stansky,
since 1996; manager,
Fidelity Growth Company
Fund and Fidelity Advisor
Equity Growth, 1987-1996;
Fidelity Emerging Growth
Fund, 1990-1991; Fidelity
Select Defense & Aerospace
Portfolio ,1984-
1987; joined Fidelity in
1983

BOB STANSKY ON THE
RECENT DOMINANCE OF
LARGE-CAP STOCKS:

"It's been an unusually narrow
market over the past couple of years
or so; the bulk of the gains has been
concentrated in a relatively small
number of very large stocks. Broadly
speaking, many large companies
have simply operated more
efficiently than smaller companies
and taken advantage of their scale
and dominance in the marketplace.
Electronic information systems have
allowed large companies to act
quickly in order to better gain the
benefits of size, strengthen earnings
and gain market share.

"It's difficult, if not impossible, to
know how long these market
conditions will last. The business
prospects of many large companies
continued to look good at the end of
the period. However, the wild card
- in terms of stock performance -
is valuations. Although earnings for
many of these companies have been
strong, they generally haven't risen
as quickly as valuations. At some
point, the stocks may need to take
a breather to allow the earnings to
catch up. Certainly, the fund
recently has benefited from its
holdings in large stocks. At the same
time, it's important to recognize that
a sudden shift in market sentiment
toward small companies could
negatively impact the fund's
performance in the near term
relative to funds that have
concentrated their investments in
that area of the market."



INVESTMENT CHANGES





TOP TEN STOCKS AS OF MARCH
31, 1999

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE STOCKS 6 MONTHS AGO

General Electric Co.            4.2                      3.9

Microsoft Corp.                 4.1                      3.6

MCI WorldCom, Inc.              2.4                      1.7

America Online, Inc.            2.3                      1.5

Home Depot, Inc.                2.2                      1.8

Cisco Systems, Inc.             2.0                      2.0

Merck & Co., Inc.               2.0                      1.9

Citigroup, Inc.                 1.7                      1.1

Wal-Mart Stores, Inc.           1.7                      1.8

Time Warner, Inc.               1.6                      1.2

TOP FIVE MARKET SECTORS AS OF
MARCH 31, 1999

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE MARKET SECTORS 6
                                                        MONTHS AGO

TECHNOLOGY                      20.8                     21.6

FINANCE                         12.9                     11.2

HEALTH                          10.3                     11.7

RETAIL & WHOLESALE              10.0                     9.3

UTILITIES                       7.3                      6.2


ASSET ALLOCATION (% OF FUND'S
INVESTMENTS)

AS OF MARCH 31, 1999 *

Stocks 93.4%
Short-term
investments 6.6%
*FOREIGN
INVESTMENTS 4.4%

Row: 1, Col: 1, Value: 93.40000000000001
Row: 1, Col: 2, Value: 6.6

AS OF SEPTEMBER 30, 1998 **

Stocks 93.6%
Short-term
investments 6.4%
**FOREIGN
INVESTMENTS 4.8%

Row: 1, Col: 1, Value: 93.59999999999999
Row: 1, Col: 2, Value: 6.4




INVESTMENTS MARCH 31, 1999

Showing Percentage of Total Value of Investment in Securities



COMMON STOCKS - 93.4%

                                 SHARES                    VALUE (NOTE 1) (000S)

AEROSPACE & DEFENSE - 1.4%

AEROSPACE & DEFENSE - 1.2%

AlliedSignal, Inc.                7,213,600                $ 354,819

Boeing Co.                        2,908,600                 99,256

Gulfstream Aerospace Corp. (a)    938,000                   40,686

Textron, Inc.                     1,511,400                 116,945

United Technologies Corp.         3,321,900                 449,910

                                                            1,061,616

DEFENSE ELECTRONICS - 0.1%

Raytheon Co.:

Class A                           400,000                   23,100

Class B                           1,751,500                 102,682

                                                            125,782

SHIP BUILDING & REPAIR - 0.1%

General Dynamics Corp.            903,800                   58,069

TOTAL AEROSPACE & DEFENSE                                   1,245,467

BASIC INDUSTRIES - 1.2%

CHEMICALS & PLASTICS - 0.7%

du Pont (E.I.) de Nemours &       6,372,300                 369,992
Co.

Monsanto Co.                      3,882,800                 178,366

Synetic, Inc. (a)(c)              1,157,582                 64,680

Trivest 1992 Special Fund         26.6        (d)           3,048
Ltd.

                                                            616,086

IRON & STEEL - 0.1%

Nucor Corp.                       2,492,400                 109,821

METALS & MINING - 0.2%

Alcoa, Inc.                       3,140,000                 129,329

PACKAGING & CONTAINERS - 0.0%

Owens-Illinois, Inc. (a)          742,700                   18,568

PAPER & FOREST PRODUCTS - 0.2%

Fort James Corp.                  737,500                   23,370

Kimberly-Clark Corp.              3,089,800                 148,117

Louisiana-Pacific Corp.           1,932,600                 35,995

                                                            207,482

TOTAL BASIC INDUSTRIES                                      1,081,286

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

CONSTRUCTION & REAL ESTATE -
1.5%

BUILDING MATERIALS - 0.8%

Lafarge Corp. (c)                 4,459,158                $ 124,856

Masco Corp.                       8,565,200                 241,967

Newell Rubbermaid, Inc.           276,300                   13,124

Owens-Corning                     1,779,100                 56,598

Sherwin-Williams Co.              3,353,400                 94,314

Southdown, Inc.                   1,180,892                 63,399

USG Corp.                         2,413,000                 123,968

                                                            718,226

CONSTRUCTION - 0.2%

Centex Corp.                      1,200,000                 40,050

Oakwood Homes Corp. (c)           3,719,200                 52,301

Pulte Corp. (c)                   2,800,000                 58,275

                                                            150,626

REAL ESTATE INVESTMENT TRUSTS
- 0.5%

Boston Properties, Inc.           1,105,000                 34,946

Crescent Real Estate Equities     2,101,900                 45,191
Co.

Equity Office Properties Trust    2,086,400                 53,073

Equity Residential Properties     1,271,500                 52,449
Trust (SBI)

Host Marriott Corp. (c)           12,528,400                139,378

Public Storage, Inc.              1,136,300                 28,408

Starwood Hotels & Resorts         4,400,327                 125,684
Worldwide, Inc.

                                                            479,129

TOTAL CONSTRUCTION & REAL                                   1,347,981
ESTATE

DURABLES - 3.3%

AUTOS, TIRES, & ACCESSORIES -
1.9%

AutoZone, Inc. (a)                2,935,800                 89,175

Danaher Corp.                     2,507,000                 130,991

Delphi Automotive Systems         1,000,000                 17,750
Corp. (a)

Ford Motor Co.                    14,104,000                800,402

General Motors Corp.              5,697,600                 494,979

Lear Corp. (a)                    1,116,300                 47,652

Pep Boys-Manny, Moe & Jack        1,255,000                 19,139

Republic Industries, Inc. (a)     10,879,927                134,639

                                                            1,734,727

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

DURABLES - CONTINUED

CONSUMER DURABLES - 0.2%

Minnesota Mining &                2,509,100                $ 177,519
Manufacturing Co.

CONSUMER ELECTRONICS - 0.5%

Black & Decker Corp. (c)          4,780,000                 264,991

General Motors Corp. Class H      56,400                    2,845
(a)

Maytag Corp.                      2,600,000                 156,975

Sony Corp. sponsored ADR          500,000                   45,656

Whirlpool Corp.                   511,000                   27,786

                                                            498,253

HOME FURNISHINGS - 0.3%

Leggett & Platt, Inc. (c)         12,416,700                248,334

TEXTILES & APPAREL - 0.4%

Liz Claiborne, Inc.               2,547,800                 83,122

NIKE, Inc. Class B                3,398,500                 196,051

Polo Ralph Lauren Corp. Class     2,333,700                 46,382
A (a)(c)

Warnaco Group, Inc. Class A       800,000                   19,750

                                                            345,305

TOTAL DURABLES                                              3,004,138

ENERGY - 5.9%

ENERGY SERVICES - 0.8%

Baker Hughes, Inc.                2,300,000                 55,919

Halliburton Co.                   6,799,600                 261,785

Schlumberger Ltd.                 7,746,300                 466,230

                                                            783,934

OIL & GAS - 5.1%

Anadarko Petroleum Corp. (c)      6,510,000                 245,753

Apache Corp.                      2,659,715                 69,319

BP Amoco PLC                      12,376,935                208,217

BP Amoco PLC sponsored ADR        3,538,421                 357,159

Burlington Resources, Inc.        2,282,100                 91,141

Canadian Natural Resources        2,702,600                 46,575
Ltd. (a)

Chevron Corp.                     5,085,100                 449,714

Coastal Corp. (The)               4,634,000                 152,922

Cooper Cameron Corp. (a)          1,671,500                 56,622

Elf Aquitaine                     1,935,600                 260,580

Exxon Corp.                       11,485,500                810,446

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

ENERGY - CONTINUED

OIL & GAS - CONTINUED

Mobil Corp.                       6,631,700                $ 583,590

Occidental Petroleum Corp.        8,571,400                 154,285

Poco Petroleums Ltd. (a)          3,481,700                 26,770

Renaissance Energy Ltd. (a)       1,425,000                 16,624

Royal Dutch Petroleum Co. (NY     7,932,700                 412,500
Registry Gilder 1.25)

Shell Transport & Trading Co.     13,327,100                90,235
PLC (Reg.)

Texaco, Inc.                      6,352,000                 360,476

Total SA Class B                  1,604,550                 195,755

USX-Marathon Group                550,000                   15,125

                                                            4,603,808

TOTAL ENERGY                                                5,387,742

FINANCE - 12.9%

BANKS - 4.1%

Banacci SA de CV (a)              3,840,000                 7,704

Bank of New York Co., Inc.        400,000                   14,375

Bank One Corp.                    7,903,557                 435,190

BankAmerica Corp.                 12,802,754                904,195

BankBoston Corp.                  3,504,900                 151,806

Chase Manhattan Corp.             11,576,200                941,290

Comerica, Inc.                    1,921,000                 119,942

Synovus Finanical Corp.           1,709,775                 34,944

U.S. Bancorp                      6,411,600                 218,395

Wells Fargo & Co.                 24,155,000                846,935

                                                            3,674,776

CREDIT & OTHER FINANCE - 3.6%

American Express Co.              2,651,500                 311,551

Associates First Capital          13,430,774                604,385
Corp. Class A

Citigroup, Inc.                   24,689,889                1,577,067

Fleet Financial Group, Inc.       4,922,000                 185,190

Greenpoint Financial Corp.        2,351,800                 81,725

Household International, Inc.     3,620,395                 165,181

MBNA Corp.                        1,300,000                 31,038

Providian Financial Corp.         2,601,950                 286,215

                                                            3,242,352

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

FINANCE - CONTINUED

FEDERAL SPONSORED CREDIT - 1.9%

Fannie Mae                        14,048,000               $ 972,824

Freddie Mac                       12,211,600                697,588

SLM Holding Corp.                 481,950                   20,121

                                                            1,690,533

INSURANCE - 2.6%

Aetna, Inc.                       404,900                   33,607

AFLAC, Inc.                       4,504,800                 245,230

Allstate Corp.                    9,125,000                 338,195

American International Group,     10,332,244                1,246,327
Inc.

Chubb Corp. (The)                 900,000                   52,706

Hartford Financial Services       400,000                   22,725
Group, Inc.

Old Republic International        2,087,700                 38,101
Corp.

Progressive Corp.                 1,090,800                 156,530

Reliastar Financial Corp.         1,707,043                 72,763

UNUM Corp.                        4,033,400                 191,839

                                                            2,398,023

SAVINGS & LOANS - 0.2%

Charter One Financial, Inc.       2,590,440                 74,758

Washington Mutual, Inc.           3,293,750                 134,632

                                                            209,390

SECURITIES INDUSTRY - 0.5%

Morgan Stanley, Dean Witter &     4,750,035                 474,707
Co.

TOTAL FINANCE                                               11,689,781

HEALTH - 10.3%

DRUGS & PHARMACEUTICALS - 7.7%

American Home Products Corp.      14,195,200                926,237

Biogen, Inc. (a)                  505,000                   57,728

Bristol-Myers Squibb Co.          15,601,800                1,003,391

Elan Corp. PLC sponsored ADR      2,101,000                 146,545
(a)

Lilly (Eli) & Co.                 9,451,200                 802,171

Merck & Co., Inc.                 22,775,200                1,826,286

Pfizer, Inc.                      4,626,700                 641,955

Rhone-Poulenc SA Class A          2,000,932                 88,041

Schering-Plough Corp.             17,657,200                976,664

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

HEALTH - CONTINUED

DRUGS & PHARMACEUTICALS -
CONTINUED

Warner-Lambert Co.                8,034,100                $ 531,757

XOMA Ltd. (a)                     3,030                     7

                                                            7,000,782

MEDICAL EQUIPMENT & SUPPLIES
- 2.1%

Abbott Laboratories               1,370,700                 64,166

Baxter International, Inc.        300,000                   19,800

Becton, Dickinson & Co.           2,546,200                 97,551

Boston Scientific Corp. (a)       9,662,000                 391,915

Cardinal Health, Inc.             170,000                   11,220

Johnson & Johnson                 10,300,000                964,981

McKesson HBOC, Inc.               2,999,510                 197,968

Medtronic, Inc.                   2,209,000                 158,496

St. Jude Medical, Inc. (a)        1,198,900                 29,223

U.S. Surgical Corp. rights        469                       -
6/30/00 (a)

                                                            1,935,320

MEDICAL FACILITIES MANAGEMENT
- 0.5%

HEALTHSOUTH Corp. (a)             17,033,200                176,719

Tenet Healthcare Corp. (a)        1,192,195                 22,577

United HealthCare Corp.           2,694,100                 141,777

Universal Health Services,        788,100                   34,085
Inc. Class B (a)

Wellpoint Health Networks,        1,000,000                 75,813
Inc. (a)

                                                            450,971

TOTAL HEALTH                                                9,387,073

INDUSTRIAL MACHINERY &
EQUIPMENT - 6.5%

ELECTRICAL EQUIPMENT - 4.5%

Emerson Electric Co.              5,282,400                 279,637

General Electric Co.              34,203,100                3,783,704

SLI, Inc. (a)                     519,000                   10,899

                                                            4,074,240

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.9%

Case Corp. (c)                    4,140,000                 105,053

Caterpillar, Inc.                 470,100                   21,595

Cooper Industries, Inc.           1,150,000                 49,019

Deere & Co.                       1,260,000                 48,668

Illinois Tool Works, Inc.         6,400,000                 396,000

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

INDUSTRIAL MACHINERY &
EQUIPMENT - CONTINUED

INDUSTRIAL MACHINERY &
EQUIPMENT - CONTINUED

Ingersoll-Rand Co.                902,850                  $ 44,804

Tyco International Ltd.           14,602,206                1,047,708

                                                            1,712,847

POLLUTION CONTROL - 0.1%

Republic Services, Inc. Class     2,000,000                 32,375
A (a)

Waste Management, Inc.            1,652,500                 73,330

                                                            105,705

TOTAL INDUSTRIAL MACHINERY &                                5,892,792
EQUIPMENT

MEDIA & LEISURE - 6.0%

BROADCASTING - 3.3%

CBS Corp.                         13,754,916                563,092

Clear Channel Communications,     8,249,680                 553,244
Inc. (a)

Comcast Corp. Class A             1,275,000                 80,245
(special)

Cox Communications, Inc.          1,044,700                 79,005
Class A (a)

Entercom Communications Corp.     81,000                    2,865
(a)

Heftel Broadcasting Corp.         663,800                   28,792
Class A (a)

Infinity Broadcasting Corp.       3,061,500                 78,834
Class A (a)

MediaOne Group, Inc.              2,450,000                 155,575

Nielsen Media Research, Inc.      472,966                   11,676

Time Warner, Inc.                 19,859,789                1,411,286

Univision Communications,         595,000                   29,750
Inc. Class A (a)

USA Networks, Inc. (a)            594,800                   21,301

                                                            3,015,665

ENTERTAINMENT - 1.4%

Alliance Gaming Corp. (a)(e)      5,072                     18

Disney (Walt) Co.                 10,157,000                316,137

Fox Entertainment Group, Inc.     1,988,000                 53,925
(a)

News Corp. Ltd. ADR               3,900,000                 115,050

Park Place Entertainment          3,729,200                 28,202
Corp. (a)

SFX Entertainment, Inc. Class     641,000                   41,385
A (a)

Viacom, Inc. Class B              8,854,400                 743,216
(non-vtg.) (a)

                                                            1,297,933

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

MEDIA & LEISURE - CONTINUED

LODGING & GAMING - 0.1%

Extended Stay America, Inc.       5,859,603                $ 59,695
(a)(c)

Hilton Hotels Corp.               3,729,200                 52,442

                                                            112,137

PUBLISHING - 0.4%

Gannet, Inc.                      2,910,400                 183,355

Harcourt General, Inc.            848,900                   37,617

McGraw-Hill Companies, Inc.       326,000                   17,767

Times Mirror Co. Class A          697,300                   37,698

Tribune Co.                       823,100                   53,862

Ziff-Davis, Inc. (a)              54,600                    1,037

                                                            331,336

RESTAURANTS - 0.8%

Host Marriott Services Corp.      2,832,100                 19,117
(c)

McDonald's Corp.                  14,394,800                652,264

Starbucks Corp. (a)               400,000                   11,225

Tricon Global Restaurants,        500,000                   35,125
Inc. (a)

                                                            717,731

TOTAL MEDIA & LEISURE                                       5,474,802

NONDURABLES - 4.1%

BEVERAGES - 1.0%

Coca-Cola Co. (The)               5,066,800                 310,975

Coca-Cola Enterprises, Inc.       325,000                   9,831

Pepsi Bottling Group, Inc. (a)    1,000,000                 23,000

PepsiCo, Inc.                     12,524,300                490,796

Seagram Co. Ltd.                  1,800,000                 90,376

Stroh Brewery Co. warrants        21,307                    76
7/1/01 (a)

                                                            925,054

FOODS - 0.1%

Bestfoods                         1,000,000                 47,000

Kellogg Co.                       200,000                   6,763

                                                            53,763

HOUSEHOLD PRODUCTS - 2.0%

Avon Products, Inc.               2,346,000                 110,409

Clorox Co.                        1,102,848                 129,240

Gillette Co.                      9,575,800                 569,162

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

NONDURABLES - CONTINUED

HOUSEHOLD PRODUCTS - CONTINUED

Procter & Gamble Co.              9,047,300                $ 886,070

Unilever NV (NY shares)           1,529,700                 101,629

                                                            1,796,510

TOBACCO - 1.0%

Philip Morris Companies, Inc.     25,970,200                913,826

TOTAL NONDURABLES                                           3,689,153

RETAIL & WHOLESALE - 10.0%

APPAREL STORES - 1.4%

Gap, Inc.                         11,496,200                773,838

Intimate Brands, Inc. Class A     1,090,300                 52,471

Limited, Inc. (The)               7,400,400                 293,241

TJX Companies, Inc.               5,496,800                 186,891

                                                            1,306,441

DRUG STORES - 0.6%

CVS Corp.                         10,476,286                497,624

GENERAL MERCHANDISE STORES -
3.1%

Consolidated Stores Corp. (a)     2,291,168                 69,451

Costco Companies, Inc. (a)        1,555,500                 142,425

Dayton Hudson Corp.               13,694,300                912,383

Federated Department Stores,      4,015,700                 161,130
Inc. (a)

Neiman-Marcus Group, Inc. (a)     668,700                   15,129

Wal-Mart Stores, Inc.             16,472,500                1,518,559

                                                            2,819,077

GROCERY STORES - 0.8%

Meyer (Fred), Inc. (a)            1,905,000                 112,157

Safeway, Inc. (a)                 11,354,400                582,623

                                                            694,780

RETAIL & WHOLESALE,
MISCELLANEOUS - 4.1%

Bed Bath & Beyond, Inc. (a)       500,000                   18,250

Home Depot, Inc.                  32,304,850                2,010,977

Lowe's Companies, Inc.            13,247,000                801,444

Office Depot, Inc. (a)            8,644,400                 318,222

Staples, Inc. (a)                 15,050,000                494,769

Tandy Corp.                       1,522,600                 97,161

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

RETAIL & WHOLESALE - CONTINUED

RETAIL & WHOLESALE,
MISCELLANEOUS - CONTINUED

Valley Media, Inc. (a)            35,800                   $ 814

Williams-Sonoma, Inc. (a)         500,000                   14,125

                                                            3,755,762

TOTAL RETAIL & WHOLESALE                                    9,073,684

SERVICES - 1.4%

ADVERTISING - 0.9%

Omnicom Group, Inc.               8,151,576                 651,617

Outdoor Systems, Inc. (a)         6,175,437                 185,263

                                                            836,880

SERVICES - 0.5%

Cendant Corp. (a)                 11,287,000                177,770

Manpower, Inc.                    2,955,900                 69,094

Rentokil Initial PLC              9,089,735                 55,671

Robert Half International,        3,338,950                 109,559
Inc. (a)

Service Corp. International       1,200,000                 17,100

                                                            429,194

TOTAL SERVICES                                              1,266,074

TECHNOLOGY - 20.8%

COMMUNICATIONS EQUIPMENT - 4.5%

ADC Telecommunications, Inc.      500,000                   23,844
(a)

Ascend Communications, Inc.       4,823,000                 403,625
(a)

Cisco Systems, Inc. (a)           16,830,200                1,843,959

Intermedia Communications,        641,000                   17,067
Inc. (a)

Lucent Technologies, Inc.         7,390,124                 796,286

Newbridge Networks Corp. (a)      2,817,200                 87,763

OY Nokia AB:

Series A                          1,200,000                 186,900

sponsored ADR                     4,261,400                 663,713

Premisys Communications, Inc.     500,000                   4,313
(a)

Tellabs, Inc. (a)                 300,000                   29,325

                                                            4,056,795

COMPUTER SERVICES & SOFTWARE
- 8.5%

America Online, Inc.              14,068,000                2,053,928

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

COMPUTER SERVICES & SOFTWARE
- CONTINUED

Autobytel.com Inc (a)             40,400                   $ 1,692

Automatic Data Processing,        1,600,000                 66,200
Inc.

Autoweb.Com, Inc. (a)             30,500                    1,087

BMC Software, Inc.                4,017,700                 148,906

Cadence Design Systems, Inc.      200,000                   5,150
(a)

Ceridian Corp. (a)                2,501,400                 91,457

CompUSA, Inc. (a)                 1,885,700                 13,200

Computer Associates               2,852,800                 101,453
International, Inc.

Compuware Corp. (a)               6,022,000                 143,775

Critical Path, Inc. (a)           19,900                    1,532

DST Systems, Inc. (a)             200,400                   12,037

Earthlink Network, Inc. (a)       100,000                   6,000

Electronic Arts, Inc. (a)         1,711,100                 81,277

Electronic Data Systems Corp.     300,000                   14,606

Equifax, Inc.                     870,170                   29,912

First Data Corp.                  4,924,000                 210,501

Healtheon Corp. (a)               91,400                    3,887

IMS Health, Inc.                  2,837,800                 94,002

Keane, Inc. (a)                   800,000                   17,050

Lycos, Inc. (a)                   1,600,000                 137,700

Microsoft Corp. (a)               41,395,400                3,710,063

Miningco.Com, Inc. (a)            13,700                    1,226

OneMain.com, Inc. (a)             79,300                    2,875

Oracle Corp. (a)                  23,123,400                609,880

Parametric Technology Corp.       3,405,000                 67,249
(a)

Priceline.Com, Inc. (a)           36,900                    3,058

Siebel Systems, Inc. (a)          750,000                   35,625

                                                            7,665,328

COMPUTERS & OFFICE EQUIPMENT
- 3.8%

Comdisco, Inc.                    103,800                   1,855

Compaq Computer Corp.             9,265,500                 293,601

Dell Computer Corp. (a)           7,376,800                 301,527

EMC Corp. (a)                     7,360,482                 940,302

International Business            4,803,400                 851,403
Machines Corp.

Pitney Bowes, Inc.                4,875,600                 310,820

Seagate Technology, Inc. (a)      2,255,300                 66,672

Sun Microsystems, Inc. (a)        2,750,000                 343,578

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

COMPUTERS & OFFICE EQUIPMENT
- CONTINUED

Tech Data Corp. (a)               788,800                  $ 18,093

Xerox Corp.                       6,400,000                 341,600

                                                            3,469,451

ELECTRONIC INSTRUMENTS - 0.1%

Thermo Electron Corp. (a)         3,133,200                 42,494

Thermo Instrument Systems,        200,000                   2,888
Inc. (a)

Waters Corp. (a)                  765,800                   80,457

                                                            125,839

ELECTRONICS - 3.8%

Analog Devices, Inc. (a)          1,453,866                 43,253

Intel Corp.                       10,698,800                1,274,495

Linear Technology Corp.           3,176,600                 162,801

LSI Logic Corp. (a)               300,000                   9,356

Maxim Integrated Products,        1,889,200                 102,253
Inc. (a)

Micron Technology, Inc. (a)       3,717,000                 179,345

Motorola, Inc.                    6,516,200                 477,312

Rambus, Inc. (a)                  1,105,600                 71,173

Solectron Corp. (a)               1,230,200                 59,742

Texas Instruments, Inc.           10,408,800                1,033,073

Xilinx, Inc. (a)                  1,200,000                 48,675

                                                            3,461,478

PHOTOGRAPHIC EQUIPMENT - 0.1%

Fuji Photo Film Co. Ltd.          1,516,000                 57,145

TOTAL TECHNOLOGY                                            18,836,036

TRANSPORTATION - 0.8%

AIR TRANSPORTATION - 0.1%

AMR Corp. (a)                     878,100                   51,424

Delta Air Lines, Inc.             860,000                   59,770

                                                            111,194

RAILROADS - 0.6%

Burlington Northern Santa Fe      3,905,220                 128,384
Corp.

CSX Corp.                         5,463,700                 212,743

Norfolk Southern Corp.            5,935,800                 156,557

                                                            497,684

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

TRANSPORTATION - CONTINUED

TRUCKING & FREIGHT - 0.1%

CNF Transportation, Inc.          642,000                  $ 24,276

Landstar System, Inc. (a)(c)      621,200                   20,577

Swift Transportation Co.,         2,633,250                 68,135
Inc. (a)(c)

                                                            112,988

TOTAL TRANSPORTATION                                        721,866

UTILITIES - 7.3%

CELLULAR - 0.5%

AirTouch Communications, Inc.     1,340,000                 129,478
(a)

ALLTEL Corp.                      500,000                   31,188

Nextel Communications, Inc.       2,950,000                 108,044
Class A (a)

Teleglobe, Inc.                   400,000                   12,169

Vodafone Group PLC sponsored      782,900                   146,989
ADR

                                                            427,868

ELECTRIC UTILITY - 0.2%

AES Corp. (a)                     57,900                    2,157

Duke Energy Corp.                 1,382,000                 75,492

PG&E Corp.                        5,413,048                 168,143

                                                            245,792

GAS - 0.2%

Enron Corp.                       2,481,300                 159,424

TELEPHONE SERVICES - 6.4%

Ameritech Corp.                   3,018,400                 174,690

AT&T Corp.                        17,101,901                1,364,945

Bell Atlantic Corp.               5,979,100                 309,045

BellSouth Corp.                   10,057,400                402,925

GTE Corp.                         6,970,800                 421,733

Level 3 Communications, Inc.      500,000                   36,406
(a)

MCI WorldCom, Inc. (a)            24,327,341                2,154,490

Metromedia Fiber Network,         328,400                   17,015
Inc. Class A (a)

Qwest Communications              2,250,000                 162,211
International, Inc. (a)

SBC Communications, Inc.          7,832,800                 369,121

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

Sprint Corp. (FON Group)          3,044,700                $ 298,761

Telecom Italia Spa                9,218,712                 96,221

                                                            5,807,563

TOTAL UTILITIES                                             6,640,647

TOTAL COMMON STOCKS                                         84,738,522
(Cost $47,576,249)

PREFERRED STOCKS - 0.0%



CONVERTIBLE PREFERRED STOCKS
- 0.0%

BASIC INDUSTRIES - 0.0%

CHEMICALS & PLASTICS - 0.0%

Sealed Air Corp. Series A,        416,242                   20,604
$2.00

NONCONVERTIBLE PREFERRED
STOCKS - 0.0%

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.0%

ELECTRICAL EQUIPMENT - 0.0%

Ampex Corp. 8% non-cumulative     1,379                     2,151
(a)

UTILITIES - 0.0%

TELEPHONE SERVICES - 0.0%

Telecom Italia Spa Risp           1,421,000                 8,435

TOTAL NONCONVERTIBLE                                        10,586
PREFERRED STOCKS

TOTAL PREFERRED STOCKS                                      31,190
(Cost $31,219)



NONCONVERTIBLE BONDS - 0.0%

MOODY'S RATINGS (UNAUDITED)               PRINCIPAL AMOUNT (000S)

FINANCE - 0.0%

CREDIT & OTHER FINANCE - 0.0%

Macsaver Financial Services,     Ba1      $ 510                         405
Inc. 7.4% 2/15/02 (Cost $422)

COMMERCIAL MORTGAGE
SECURITIES - 0.0%

MOODY'S RATINGS (UNAUDITED)               PRINCIPAL AMOUNT (000S)      VALUE (NOTE 1) (000S)

Bardell Associates Note Trust    -        $ 4,168                      $ 4,428
 12.5%, 11/1/08 (e) (Cost
$4,237)



CASH EQUIVALENTS - 6.6%

                                MATURITY AMOUNT (000S)

Investments in repurchase       $ 3,700,068                            3,699,562
agreements (U.S. Treasury
obligations), in a joint
trading account at 4.92%,
dated 3/31/99 due 4/1/99

                                SHARES

Taxable Central Cash Fund (b)    2,298,719,503                         2,298,720

TOTAL CASH EQUIVALENTS                                                 5,998,282
(Cost $5,998,282)

TOTAL INVESTMENT IN                                                  $ 90,772,827
SECURITIES - 100%
(Cost $53,610,409)


LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.86%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

(c) Affiliated company

(d) Share amount represents number of units held.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933.

SECURITY                       ACQUISITION DATE  ACQUISITION COST (000S)

Alliance Gaming Corp.          7/28/98           $ -

Bardell Associates Note Trust  4/19/94           $ 4,237
12.5%, 11/1/08

INCOME TAX INFORMATION

At March 31, 1999, the aggregate cost of investment securities for income tax purposes was $53,779,643,000. Net unrealized appreciation aggregated $36,993,184,000, of which $38,446,286,000 related to appreciated investment securities and $1,453,102,000 related to depreciated investment securities.

The fund hereby designates approximately $3,599,652,000 as a capital gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNTS)                          MARCH 31,
                                                 1999

ASSETS

Investment in securities, at              $ 90,772,827
value (including repurchase
agreements of $3,699,562)
(cost $53,610,409) -  See
accompanying schedule

Receivable for investments                 342,488
sold

Receivable for fund shares                 124,248
sold

Dividends receivable                       93,773

Interest receivable                        9,471

Other receivables                          7,983

 TOTAL ASSETS                              91,350,790

LIABILITIES

Payable for investments        $ 378,750
purchased

Payable for fund shares         210,366
redeemed

Accrued management fee          32,740

Other payables and accrued      14,076
expenses

 TOTAL LIABILITIES                         635,932

NET ASSETS                                $ 90,714,858

Net Assets consist of:

Paid in capital                           $ 48,161,895

Undistributed net investment               178,509
income

Accumulated undistributed net              5,212,401
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                37,162,053
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS, for 699,128                   $ 90,714,858
shares outstanding

NET ASSET VALUE and                        $129.75
redemption price per share
($90,714,858 (divided by)
699,128 shares)

Maximum offering price per                 $133.76
share (100/97.00 of $129.75)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS               YEAR
                                   ENDED MARCH 31, 1999

INVESTMENT INCOME                             $ 784,173
Dividends (including $19,650
received from  affiliated
issuers)

Interest                                       168,581

 TOTAL INCOME                                  952,754

EXPENSES

Management fee Basic fee         $ 445,647

 Performance adjustment           (119,834)

Transfer agent fees               133,625

Accounting fees and expenses      1,194

Non-interested trustees'          434
compensation

Custodian fees and expenses       2,338

Registration fees                 2,125

Audit                             215

Legal                             610

Miscellaneous                     122

 Total expenses before            466,476
reductions

 Expense reductions               (11,484)     454,992

NET INVESTMENT INCOME                          497,762

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            7,012,810
(including realized gain of
  $165,561 on sales of
investments in affiliated
issuers)

 Foreign currency transactions    (1,046)      7,011,764

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            10,747,936

 Assets and liabilities in        (95)         10,747,841
foreign currencies

NET GAIN (LOSS)                                17,759,605

NET INCREASE (DECREASE) IN                    $ 18,257,367
NET ASSETS RESULTING  FROM
OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS
AMOUNTS IN THOUSANDS             YEAR ENDED MARCH 31, 1999  YEAR ENDED MARCH 31, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 497,762                  $ 474,821
income

 Net realized gain (loss)         7,011,764                  4,386,409

 Change in net unrealized         10,747,841                 17,839,293
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       18,257,367                 22,700,523
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (449,343)                  (794,010)
From net investment income

 From net realized gain           (3,441,624)                (3,324,791)

 TOTAL DISTRIBUTIONS              (3,890,967)                (4,118,801)

Share transactions Net            14,971,374                 11,459,995
proceeds from sales of shares

 Reinvestment of distributions    3,818,924                  4,050,132

 Cost of shares redeemed          (14,410,125)               (13,367,016)

 NET INCREASE (DECREASE) IN       4,380,173                  2,143,111
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       18,746,573                 20,724,833
IN NET ASSETS

NET ASSETS

 Beginning of period              71,968,285                 51,243,452

 End of period (including        $ 90,714,858               $ 71,968,285
undistributed net investment
income of $178,509 and
$152,096, respectively)

OTHER INFORMATION
Shares

 Sold                             132,746                    119,540

 Issued in reinvestment of        34,759                     44,167
distributions

 Redeemed                         (129,759)                  (141,304)

 Net increase (decrease)          37,746                     22,403



FINANCIAL HIGHLIGHTS
YEARS ENDED MARCH 31,            1999      1998      1997      1996      1995

SELECTED PER-SHARE DATA

Net asset value, beginning       $ 108.82  $ 80.20   $ 87.52   $ 72.44   $ 69.72
of period

Income from Investment
Operations

Net investment income             .73 C     .73 C     1.38 C    .79       .27

Net realized and unrealized       26.02     34.35     5.25      19.57     5.22
gain (loss)

Total from investment             26.75     35.08     6.63      20.36     5.49
operations

Less Distributions

 From net investment income       (.67)     (1.25)    (1.10)    (.59)     (.14)

From net realized gain            (5.15)    (5.21)    (12.85)   (4.69)    (2.63)

Total distributions               (5.82)    (6.46)    (13.95)   (5.28)    (2.77)

Net asset value, end of period   $ 129.75  $ 108.82  $ 80.20   $ 87.52   $ 72.44

TOTAL RETURN A, B                 25.63%    45.41%    9.11%     28.43%    8.21%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 90,715  $ 71,968  $ 51,243  $ 56,179  $ 39,803
(in millions)

Ratio of expenses to average      .62%      .62%      .66%      .95%      .99%
net assets

Ratio of expenses to average      .60% D    .61% D    .64% D    .92% D    .96% D
net assets after expense
reductions

Ratio of net investment           .66%      .77%      1.75%     .95%      .39%
income to average net assets

Portfolio turnover rate           37%       34%       67%       155%      120%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended March 31, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Magellan Fund (the fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust and is authorized to issue an unlimited number of shares. Effective the close of business on September 30, 1997, the fund was closed to new accounts. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, partnerships, non-taxable dividends and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested

2. OPERATING POLICIES - CONTINUED

JOINT TRADING ACCOUNT - CONTINUED

in one or more repurchase agreements for U.S. Treasury or Federal
Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

WHEN-ISSUED SECURITIES. The fund may purchase or sell securities on a when-issued basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities is fixed at the time the transaction is negotiated. The fund may receive compensation for interest forgone in the purchase of a when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $4,446,000 or 0.0% of net assets.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $27,009,574,000 and $29,630,417,000, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to
 .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .43% of average net assets after the performance adjustment.

SALES LOAD. For the period, Fidelity Distributors Corporation (FDC), an affiliate of FMR and the general distributor of the fund, received sales charges of $9,936,000 on sales of shares of the fund of which $9,916,000 was retained.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .18% of average net assets.

ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $4,324,000 for the period.

5. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $6,956,000 under this arrangement.

In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $10,000 and $4,518,000, respectively, under these arrangements.

6. TRANSACTIONS WITH AFFILIATED COMPANIES.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:


SUMMARY OF TRANSACTIONS WITH
AFFILIATED COMPANIES

AMOUNTS IN THOUSANDS               PURCHASE COST    SALES COST    DIVIDEND INCOME    VALUE
AFFILIATE

Aeroquip-Vickers, Inc.             $ -              $ 1,280       $ 317              $ -

Anadarko Petroleum Corp.            -                54,191        1,514              245,753

Assisted Living Concepts, Inc.      -                3,358         -                  -

Black & Decker Corp.                8,727            26,391        2,429              264,991

Canadian Natural Resources          -                30,868        -                  -
Ltd.

Carematrix Corp.                    -                218           -                  -

Case Corp.                          -                64,821        956                105,053

Comdisco, Inc.                      -                18,679        772                -

Extended Stay America, Inc.         10,345           -             -                  59,695

Halter Marine Group, Inc.           -                1,222         -                  -

Hanna (M.A.) Co.                    -                6,522         634                -

Host Marriott Services Corp.        -                1,773         -                  19,117

Host Marriott Corp.                 -                17,480        2,631              139,378

IDEX Corp.                          -                2,015         440                -

Lafarge Corp.                       2,632            14,000        2,501              124,856

Landstar System, Inc.               -                6,112         -                  20,577

Leggett & Platt, Inc.               -                4,659         4,114              248,334

Oakwood Homes Corp.                 -                -             149                52,301

Omnicom Group, Inc.                 -                269           1,063              -

Polo Ralph Lauren Corp. Class       13,160           -             -                  46,382
A

Prime Hospitality Corp.             -                4,950         -                  -

Pulte Corp.                         -                20,342        503                58,275

Renaissance Energy Ltd.             -                -             -                  -

Smith (A.O.) Corp. Class B          -                10,173        303                -

Southdown, Inc.                     9,348            31,097        777                -

Swift Transportation Co., Inc.      -                6,808         -                  68,135

Synetic, Inc.                       -                -             -                  64,680

Trinity Industries, Inc.            -                29,852        547                -

UCAR International, Inc.            -                18,986        -                  -

USG Corp.                           -                -             -                  -

TOTALS                             $ 44,212         $ 376,066     $ 19,650           $ 1,517,527



REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees and the Shareholders of Fidelity Magellan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Magellan Fund at March 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Magellan Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
May 7, 1999

DISTRIBUTIONS


The Board of Trustees of Fidelity Magellan Fund voted to pay on May 10, 1999, to shareholders of record at the opening of business on May 7, 1999, a distribution of $7.19 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.23 per share from net investment income.

A total of 100% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2000 of the applicable percentage for use in preparing 1999 income tax returns.

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

OF SPECIAL NOTE


INTRODUCING FIDELITY'S NEW, REORGANIZED PROSPECTUS

Recently, the SEC issued new disclosure requirements for all mutual fund prospectuses. While Fidelity could have complied by simply following the new requirements, we saw a different opportunity. We saw the chance to create a brand new prospectus: one that is better organized, easier to use and more informative than ever.

The new format of the Fidelity mutual fund prospectus puts the information you need to make informed investment decisions right at your fingertips. In the opening pages, you will find the SEC-mandated summary that highlights the fund's investment objectives, strategies and risks. There's also an easy-to-read performance chart and fee table right up front.

Inside, you will find additional features we've introduced to make the fund prospectus a more useful tool. In our new Shareholder Information section, for example, we have provided practical, beneficial information - from how to buy or sell shares, key contact information, investment services, ways to set up your account and more - all in one convenient location.

We invite you to spend a moment and review our new prospectus. It is designed to help make your investment decision easier, no matter which of the Fidelity funds you invest in.

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity TouchTone Xpress(registered trademark) provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0  To speak to a Fidelity representative.


BY PC

Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A
GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE
ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED
OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE
PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75039-5517

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75039-5517

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail P. Johnson, Vice President
Robert E. Stansky, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA

MAG-ANN-0599  76040
1.702307.101

CUSTODIAN
State Street Bank and Trust Company
Quincy, MA

FIDELITY'S GROWTH FUNDS
Aggressive Growth Fund
Blue Chip Growth Fund
Capital Appreciation Fund
ContrafundSM
ContrafundSM II
Disciplined Equity Fund
Dividend Growth Fund
Export and Multinational Fund
Fidelity FiftySM
Growth Company Fund
Large Cap Stock Fund
Low-Priced Stock Fund
Magellan(registered trademark) Fund
Mid-Cap Stock Fund
New Millennium Fund(registered trademark)
OTC Portfolio
Retirement Growth Fund
Small Cap Selector
Small Cap Stock Fund
Stock Selector
TechnoQuantSM Growth Fund
Trend Fund
Value Fund

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
TouchTone Xpress (registered trademark)  1-800-544-5555

* INDEPENDENT TRUSTEES

 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)(REGISTERED TRADEMARK)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com